                                                                    EXHIBIT 10.9

                   SUBSCRIPTION AND STOCK PURCHASE AGREEMENT


     SUBSCRIPTION AND STOCK PURCHASE AGREEMENT, dated as of April ___, 1998 ("Agreement"), between LINKON CORPORATION, a Nevada corporation (the "Company") and ____________________, an individual residing at ___________________ (the
"Investor").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Investor is one of the designees of RG Capital Fund, LLC, a New York limited liability company ("RG Capital") under Section 2.1(c) of that certain Subscription and Stock Purchase Agreement, dated as of April 6, 1998, between the Company and RG Capital (the "First Subscription"); and

     WHEREAS, the First Closing, as defined in the First Subscription, occurred on April 6, 1998; and

     WHEREAS, the Investor wishes to subscribe to purchase ____________ shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock") as contemplated by the First Subscription, from the Company, and the Company wishes to issue the Shares to the Investor, for the subscription price and upon the terms set forth herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                SECTION 1.  ISSUANCE AND SUBSCRIPTION OF SHARES.
                            -----------------------------------

          1.1  Issuance and Subscription of Shares.  In reliance upon the
               -----------------------------------
representations and warranties made herein and subject to the terms and conditions set forth herein, the Company hereby agrees to issue to the Investor, and the Investor hereby agrees to subscribe to purchase, the Shares, for a subscription price of $0.75 per share, or an aggregate subscription price of $_________ (the "Subscription Price").

          1.2  Use of Proceeds.  All or a portion of the net proceeds from the
               ---------------
Investor's subscription to the Shares, as contemplated by Section 2.1(b) hereof, shall be used by the Company to pay concurrently with the Second Closing (defined below) that certain promissory note in aggregate principal amount of $300,000 to James Scibelli, dated March 11, 1998, together with interest thereon (the "Loan"), and the balance, if any, shall be used by the Company for working capital; payment shall be made concurrently with the Second Closing by wire transfer to the account set forth in Section 2.1(b) below.

                        SECTION 2.  CLOSINGS; DELIVERIES
                                    --------------------

          2.1  Closings; Delivery.  (a) The issuance of and subscription to the
               ------------------
Shares hereunder shall take place on April 13, 1998 (the "Second Closing Date"), at the offices of Rosenman & Colin, 575 Madison Avenue, New York, New York 10022, or at such other place or on such other date as the parties hereto may agree.

          (b) On the Second Closing Date, the Company shall deliver to the Investor certificates representing __________ Shares against payment of the Subscription Price ($_________) by wire transfer to Bank of New York for the account of the Company, as follows: ABA # 021000018, Account # 6300319422. The Second Closing shall be subject to and conditioned upon (i) the Investor being made a party to the Registration Rights Agreement attached as Exhibit A hereto and (ii) the Loan being repaid with the proceeds of the sale of the Shares and such additional proceeds of the sales of shares of Common Stock effected concurrently herewith (the "Other Closings") as shall be necessary to retire the Loan.

   SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
               ---------------------------------------------

        The Company represents and warrants to the Investor as follows:

          3.1  Organization and Good Standing.  The Company is a corporation
               ------------------------------
duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has full corporate power and authority to enter into and perform its obligations under this Agreement and to own, lease, license and use its properties and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

          3.2  Capitalization.  (a)  Prior to the consummation of the
               --------------
transactions contemplated hereby, and the transactions effected at the First Closing and the Other Closings, the authorized capital stock of the Company consisted of 24,900,000 shares of Common Stock, of which 10,896,252 shares are issued and outstanding (13,169,157 shares issued and outstanding including shares subject to issuance upon exercise of outstanding stock options and warrants, but excluding shares subject to issuance upon the conversion of certain convertible debentures, which were cancelled at the First Closing, and the warrants referred to below), and 1,000,000 shares of Preferred Stock, par value $0.001 per share, of which 0 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable, free of preemptive or similar rights. Except as set forth in Schedule 3.2 annexed hereto or in the "SEC Reports" (defined below) other than warrants issued to Roberts & Green, Inc. at the First Closing, there are no outstanding, nor is the Company subject to any agreement under which there may become outstanding, any right to purchase, or any security convertible into, or exercisable for, or exchangeable for, any capital stock of the Company, including, but not limited to, options, warrants, or rights. Except as set forth in Schedule 3.2 annexed hereto or in the SEC Reports or in the

Registration Rights Agreement, there are no agreements, understandings, plans or arrangements in existence which pertain to the dividend rights, voting, sale or transfer of any capital stock of the Company.

          3.3  Subsidiaries.  Except as set forth on Schedule 3.3 annexed
               ------------
hereto, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity.

          3.4  Books and Records.  The minute books, stock ledgers and other
               -----------------
books and records of the Company have been made available for inspection, are complete and accurate and all signatures therein are genuine signatures of the persons whose signatures appear thereon.

          3.5  Financial Statements.  The financial statements of the Company
               --------------------
for each of the fiscal years ended January 31, 1997, 1996 and 1995 (the "Financial Statements"), true and complete copies of which have heretofore been delivered to the Investor, fairly present with respect to the Company the financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such Financial Statements and schedules (including the related notes) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved ("GAAP"), are correct and complete in all material respects, and are in accordance with the books and records of the Company.

          3.6  Proceedings.  There is no material litigation, arbitration,
               -----------
claim, governmental or other proceeding (formal or informal), or investigation by any governmental authority or agency, pending or, to the Company's knowledge, threatened with respect to the Company or any of its operations, businesses, properties or assets except as may be properly described in Schedule 3.6 annexed hereto.

          3.7  No Violation; Compliance. (a)  The Company is not in violation of
               ------------------------
its Certificate of Incorporation or Bylaws. The Company is not in default or breach with respect to any agreement or instrument to which it is a party or by which it or any of its properties is subject, or, to the best of the Company's knowledge, any statute or any order, rule, regulation, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties except as may be properly described in Schedule 3.7 annexed hereto or in the SEC Reports or such as in the aggregate do not now have and could not in the future have a material adverse effect upon the financial position, results of operations, properties, business or prospects of the Company; nor is the Company required to take any action in order to avoid any such breach or default.

          (b) The Company has properly filed all reports and other documents required to be filed with any federal, state, local and foreign government or subdivision or agency thereof with respect to which the failure to file could have a material adverse effect on the Company. The Company has not received any notice not heretofore complied with in all material respects from any federal, state or local authority or any insurance or inspection body that any of its assets or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building or zoning law or requirement of any public authority or body.

          3.8  Authorization.  The Company has all requisite power and authority
               -------------
to (i) execute, deliver, and perform its obligations under each of this Agreement and the Registration Rights Agreement attached as Exhibit A hereto (collectively, the "Documents") and (ii) to issue, sell, and deliver the Shares. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of the Documents. Concurrently with execution hereof and as a condition to consummation of the transactions contemplated hereby the Company has executed and delivered each of the Documents. Each Document has been duly authorized by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          3.9  No Consent. (a)  No consent, authorization, approval, order,
               ----------
license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company in connection with the execution, delivery or performance by the Company of the Documents or the issuance, sale, and delivery of the Shares (except such filings and consents as may be required and have been or at the Closings or within the appropriate time thereafter will have been made or obtained under federal and state securities laws).

          (b) Except as described in Schedule 3.9 annexed hereto, no consent of any party to any contract, agreement, instrument, lease, license, arrangement or under standing to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery, or performance by the Company of any of the Documents or the issuance or delivery of the Shares.

          3.10  No Conflict.  The execution, delivery and performance of this
                -----------
Agreement and the other Documents and the consummation of the transactions herein and therein contemplated, including the issuance of the Shares, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Certificate of Incorporation or By-laws of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company.

          3.11  No Misstatements or Omissions.  This Agreement and all other
                -----------------------------
documents or instruments furnished by the Company to the Investor in connection with the transaction contemplated hereby do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change, and the Company is aware of no fact which might result in a material adverse change, in the financial condition, results of operations, business, properties, assets, liabilities or prospects of the Company from the latest information set forth in the Financial Statements other than losses occurring in the ordinary course of business that have either been disclosed in the SEC Reports or incurred since October 31, 1997.

          3.12  Securityholders Voting Rights.  Except as set forth in Schedule
                -----------------------------
3.12 or as set forth in Section 6 of the First Subscription, neither the Company nor to the Company's knowledge any of its shareholders are a party to any voting trust, agreement or arrangement affecting the exercise of voting rights of the outstanding common stock of the Company.

          3.13  Registration Rights.  Except as set forth in the Registration
                -------------------
Rights Agreement or in Schedule 3.13 annexed hereto or in the SEC Reports, neither the Company nor its shareholders are a party to any agreement pursuant to which any other person or entity has the right to require the Company to register any securities of the Company under any federal or state securities laws.

          3.14  Employees.  Except as set forth in the SEC Reports or in
                ---------
Schedule 3.14 annexed hereto or in the SEC Reports, the Company is not a party to any existing employment agreement with executive officers of the Company, deferred compensation, stock option, bonus, consulting, or retirement agreements or plans, or other employee benefit plans of any kind including without limitation any pension or welfare benefit plans. The Company does not maintain, or ever has maintained, an Employee Pension Benefit Plan as defined in Section 3(a) of the ERISA or a multiemployer plan as defined in Section 3(37) of ERISA. No employee of the Company is represented by any labor union or collective bargaining agreement, nor is any union organization effort pending or threatened against the Company.

          3.15  Brokers.  No broker's, finder's or similar fees will be payable
                -------
by the Company in connection with the transactions contemplated by this Agreement.

          3.16  Properties.  The Company has good and marketable title to its
                ----------
material properties and assets. Such properties and assets are not subject to any liens, mortgages, pledges, encumbrances or charges of any kind except liens for current taxes and assessments not delinquent or those which are not material in scope or amount and do not interfere with the conduct of the Company's business and except those described in Schedule 3.16 annexed hereto or in the SEC Reports. All leases pursuant to which the Company leases real or personal property are in good standing and are valid and effective in accordance with their respective terms and there exists no default or occurrence or condition which could result in a default or termination of any such leases.
The Company's equipment and other tangible assets are in good operating condition and are usable in the ordinary course of business, and the Company owns, or has a valid leasehold interest in, all assets necessary for the conduct of its business as presently conducted.

          3.17  Environmental Health and Safety.  Except as set forth in
                -------------------------------
Schedule 3.17 annexed hereto, the Company has, to the best of the Company's knowledge, complied with all applicable federal, state, local and foreign statutes, laws and regulations, ordinances, rules, judgements, orders, decrees, permits, licenses or codes that are currently in effect and that relate to the environment (hereinafter collectively referred to as the "Environmental Health and Safety Laws") and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure to comply. Without limiting the generality of the preceding sentence, except as set forth in Schedule 3.17 or in the SEC Reports, the Company has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and time tables which are contained in the Environmental Health and Safety Laws. To the best of the Company's knowledge, the Company has no liability or has not handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition or owned or operated any property or facility in any manner that could form the basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company giving rise to any liability for damage to any site, location or body of water (surface or subsurface) for any illness of or personal injury to any employee or other individual or for any reason under any Environmental Health and Safety Law. To the best of the Company's knowledge, all properties and equipment used in the business of the Company have been free of asbestos, PCB'S, methylene chloride, trichloroethylene, dioxin, dibenzofurans or any other extremely hazardous substance.

          3.18  Material Contracts.  Annexed hereto as Schedule 3.18 is a true
                ------------------
and complete list of all material contracts, agreements, instruments, leases, licenses, arrangements or understandings, written or oral, to which the Company is a party or to which any of its properties or assets are subject (collectively with the documents listed in the SEC Reports, the "Material Contracts"), which are not already listed as exhibits to the SEC Reports. All of the Material Contracts are valid, binding and enforceable and in full force and effect and the Company has substantially performed all of its current obligations thereunder. No party to a Material Contract has made a claim to the effect that the Company has failed to perform an obligation thereunder. Except as set forth on Schedule 3.18, there is no known plan, intention or indication of any contracting party to a Material Contract to cause the termination, cancellation or modification of such Material Contract or to reduce or otherwise change its activity thereunder so as to adversely affect the Company.

          3.19  Loan Obligations and Commitments.  Except for accounts payable
                --------------------------------
incurred in the ordinary course of business and except as set forth in Schedule
3.19 annexed hereto or in the SEC Reports, the Company is not a party to any loan agreement, promissory note or other evidence of indebtedness and the Company does not have any obligation for borrowed money. Neither the execution nor consummation of this Agreement requires the consent of any lender or other party.

          3.20  Tax Returns and Payments.  All federal, state and other tax
                ------------------------
returns and reports of the Company required by law to be filed have been duly filed, and all federal, state and other taxes, assessments, fees and other governmental charges imposed upon the Company or any of its properties, assets, income or franchises which are due and payable, or claimed by the taxing authority to be due and payable, have been paid. Without limiting the foregoing, the Company has paid all applicable income, withholding, excise, unemployment, social security, occupation, transfer, franchise, property, sales and use taxes, import duties and all penalties and interest in respect thereof.

          3.21  Licenses, Patents, Trademarks.
                -----------------------------

          (a) Ownership.  The Company's Annual Report on Form 10-K
              ---------

(Item 1 - Description of Business) contains a narrative description of the status of the Company's licenses, patents, copyrights, trade names and trademarks (including applications therefor) owned by the Company or any employee of the Company except for those owned by employees which are unrelated to the business of the Company, other than any of the foregoing already described in the SEC Reports. The Company owns, free and clear of all liens and encumbrances, all the licenses, patents, copyrights, trade names, trademarks, trade secrets and processes necessary for the conduct of its business as presently conducted and as presently proposed to be conducted and has the unrestricted right to use the foregoing without the payment of any royalty except as described in Schedule 3.21 or in the SEC Reports. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets and other technical information.

          (b) No Infringement.  Except as set forth in Schedule 3.21 or in the
              ---------------
SEC Reports, no person has asserted a claim that the Company has infringed any patent, trade secret, copyright, trade name or trademark and the Company has not made any claim that, and is unaware that, any third party is infringing any license, patent, copyright, trademark, tradename, trade secret or other intellectual property owned by or used by the Company. The Company does not, and will not under its proposed plan of business, operate to conflict with, infringe, override or interfere with the rights of any other person in any license, patent, copyright, trade name, trademark, trade secret or process or rights pertaining thereto and the Company has full right and authority to utilize the processes, systems and techniques which it presently utilizes or which it expects to utilize in the future.

          (c) Assignment.  All rights to processes, systems, patents, copyrights
              ----------
and techniques used by the Company which were developed by any employee of or consultant to the Company have been duly and validly assigned to the Company.

          3.22  Securities Laws Compliance; Registration Rights.  Based in part
                -----------------------------------------------
upon the representations of the Investor contained in Section 4 hereof, the offer and sale of the Shares has complied with all applicable federal and state securities laws. The Company has complied with all applicable federal and state securities laws in connection with all offers and sales of securities prior to the date of this Agreement.

          3.23  No Anti-Dilution Adjustments.  Except as described in Schedule
                ----------------------------
3.23 annexed hereto, the issuance and sale of the Shares pursuant to this Agreement will not result in an adjustment to the conversion price or exercise price or in any other adjustment under any preferred stock, warrant, option, note, debenture or other security of the Company.

          3.24  SEC Reports.  The Company has filed all reports, registration
                -----------
statements, definitive proxy statements and other document and all amendments thereto and supplements thereof (the "SEC Reports") required to be filed by it with the Securities and Exchange Commission (the "Commission") since April 30, 1995, all of which have complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. As of the respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of the Company's SEC Reports, including, without limitation, any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The balance sheets (including the related notes) in the Company's SEC Reports fairly present the financial position of the Company as of the respective dates thereof, and the other related financial statements (including the related notes) included therein fairly presented the results of operations and changes in financial position of the Company for the periods indicated, except, in the case of interim financial statements, for year-end audit adjustments, consisting only of normal recurring accruals. The financial statements (including the related notes) included in the Company's SEC Reports have been prepared in accordance with GAAP, except as otherwise noted therein or, in the case of unaudited financial statements, as permitted by the applicable rules and regulations of the Commission.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.
                      ----------------------------------------------

     The Investor hereby represents and warrants to the Company as follows:

          4.1 The Investor is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act.

          4.2 The Investor represents that: (i) the Company has made available to him all information which he deemed material to making an informed investment decision in connection with its purchase of the Shares or (ii) the Investor is in a position regarding the Company which has enabled the Investor to obtain information from the Company necessary to evaluate the merits and risks of an investment in the Shares.

          4.3 The Investor has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect his interests in connection with this transaction, and the Investor's investment in the Company hereunder is not material when compared to the Investor's total financial capacity.

          4.4 The Investor understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, but not limited to, the risks of losing the entire investment.

          4.5 The Investor has been advised by the Company that the Shares have not been registered under the Securities Act, that the Securities will be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws. In particular, the Investor agrees that no sale, assignment, or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Shares is registered under the Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares except as contemplated in the Registration Rights Agreement or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Act. The Investor acknowledges that the Shares shall be subject to a stop transfer order and the certificate or certificates evidencing the Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned, or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws or
          (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned, or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

          4.6 The Investor is acquiring the Shares for the Investor's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

          4.7  Accuracy of Representations and Warranties.  No representation or
               ------------------------------------------
warranty of the Investor in this Agreement or the schedules or exhibits hereto contains any untrue statement of material fact or omits to state any material fact necessary to make the statements made not misleading.

                     SECTION 5.  COVENANTS BY THE INVESTOR.
                                 -------------------------

          5.1  Voting of Shares.  From and after the date hereof, provided that
               ----------------
the Company is not in default of its obligations hereunder, under any of the documents delivered at the First Closing or under any other Document, which default has continued for a period of 15 days after the occurrence thereof, and/or that no Event of Default, as such term is defined in the Promissory Note dated April 6, 1998 issued to RG Capital Fund LLC has occurred and is continuing, the Investor shall vote all of the Shares in accordance with the recommendations of the Board. Subject to any such breach, the covenants of the Investor set forth in this paragraph 5.1 shall survive and continue until the first anniversary hereof.

          5.2  Purchase of Common Stock.  The Investor agrees not to purchase
               ------------------------
any additional shares of Common Stock on the open market or from any person or entity other than the Company without the prior written consent of the Company. The covenants of the Investor set forth in this paragraph 5.2 shall survive and continue until the first anniversary hereof.

          5.3  Resales of Shares.  Until the second anniversary of the date
               -----------------
hereof, the Investor shall not in any way sell, assign or otherwise transfer any interest in the Shares (other than a distribution to the members of the Investor, provided that the restrictions of this Section 6 shall continue to be applicable to the Shares and such transferees shall agree in writing to be bound by the provisions of this Agreement affecting the Shares so transferred); provided, however, that the foregoing restriction shall not apply to any
--------  -------
transfer by the Investor in connection with an underwritten offering of shares of Common Stock which has been registered with the Commission and provided,
                                                                  --------
further that during such two year period the Investor shall be permitted to
-------
transfer shares of Common Stock in a privately negotiated transaction and/or pursuant to registration of the Shares under the

Registration Rights Agreement in a non-underwritten offering in amounts that would otherwise be permitted under Rule 144 of the Securities Act but without giving effect to the holding period requirements thereof.


                          SECTION 6.  INDEMNIFICATION.
                                      ---------------

          6.1  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold the Investor harmless against and in respect of any loss, cost, expense, liability or damage (including, without limitation, attorneys' fees, expenses and disbursements) suffered or incurred by the Investor arising from
(a) any breach or failure to perform by the Company of any of its respective covenants, agreements or other obligations hereunder or under any Document, (b) any breach of any representation or warranty of the Company contained herein in any exhibit, certificate or document furnished or required to be furnished pursuant to this Agreement by the Company to the Investor, or if any documents furnished to the Investor in connection with the Closing hereunder shall be false or misleading in any material respect, and (c) the allegation by a third party of a claim based upon a state of facts which, if true, would constitute a breach of a representation, warranty or covenant of the Company contained herein or in any exhibit, certificate or document furnished or required to be furnished pursuant to this Agreement by the Company to the Investor.

          6.2  Indemnification by the Investor.  The Investor agrees to
               -------------------------------
indemnify and hold the Company, its officers, directors, employees and agents harmless against and in respect of any loss, cost, expense, liability or damage (including, without limitation, attorneys' fees, expenses and disbursements) suffered or incurred by the Company arising from (a) any breach or failure to perform by the Investor of any of his respective covenants, agreements or other obligations hereunder or under any Document, (b) any breach of any representation or warranty of the Investor contained herein, in any exhibit, certificate or document furnished or required to be furnished pursuant to this Agreement by the Investor or if any documents furnished to the Company in connection with the Closing shall be false or misleading in any material respect, and (c) the allegation by a third party of a claim based upon a state of facts which, if true, would constitute a breach of a representation, warranty or covenant of the Purchaser contained herein or in any exhibit, certificate or document furnished or required to be furnished pursuant to this Agreement by the Investor to the Company.

          6.3  Notice.  If any event shall occur which may result in
               ------
indemnification hereunder, the indemnified party or parties agree to give the indemnifying party or parties prompt written notice thereof. If such event involves a claim by a third party, the indemnifying party or parties shall have the right at its or their sole expense to control and assume the defense of the matter giving rise to such indemnification with counsel reasonably satisfactory to the indemnified party or parties and to compromise or settle any such matter, provided that such compromise or settlement entirely and unconditionally
--------
releases the indemnified party or parties from all liability with respect thereto. If the indemnifying party or parties shall assume the defense of the indemnified party or parties, the indemnified party or parties shall have the right to participate in such defense but only at its or their own expense and the indemnifying party or parties shall not be obligated to pay the fees of counsel to the indemnified party or parties incurred after such assumption. If the indemnifying party or parties do not assume the defense of such matter within a reasonable time after notice thereof, the indemnified party or parties may defend, settle or compromise such matter for the account and at the expense of the indemnifying party or parties.

          6.4  No Limitation of Remedies.  The indemnification provided herein
               -------------------------
shall not be the exclusive remedy of the indemnified party or parties and in no manner shall limit any other remedy available to such party or parties under this Agreement whether at law, in equity or otherwise.

                           SECTION 7.  MISCELLANEOUS.
                                       -------------

          7.1  Representations and Agreements to Survive Delivery.  All
               --------------------------------------------------
representations, warranties, covenants, indemnities and agreements of the parties hereto contained in this Agreement and in any agreement delivered or to be delivered pursuant to this Agreement shall remain operative and in full force and effect for a period of two years after the date hereof (unless, with respect to the covenants of the parties, any covenant expressly indicates that it shall remain operative and in full force and effect for a longer period) regardless of any investigation made by or on behalf any party hereto notwithstanding knowledge or notice of a breach thereof.

          7.2  Notices.  All notices and other communications given under this
               -------
Agreement shall be in writing and shall be deemed to have been given (i) on the date delivered, if delivered personally or (ii) on the date deposited in the United States mail, if sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the parties as follows:



          (a)  if to the Company:

                       Linkon Corporation
                       140 Sherman Avenue
                       Fairfield, CT 06430
                       Attention:  Lee W. Hill, President

               Copy to:

                       Finn Dixon & Herling LLP
                       One Landmark Square
                       Stamford, CT 06901
                       Attention:  David I. Albin, Esq.



          (b)  if to the Investor:

          Copies to:

                    RG Capital Fund LLC
                    One Hollow Lane, Suite 208
                    Lake Success, NY 11040
                    Attention:  James Scibelli


          and

                    Rosenman & Colin LLP
                    575 Madison Avenue
                    New York, NY 10022
                    Attention:  Eric M. Lerner, Esq.


or to such other address as any party shall have specified by notice in writing to the others in compliance with this Section 7.2, except that any notice specifying a change in address shall only be deemed given when actually received.

          7.3  Agreement Binding on Successors.  This Agreement shall be binding
               -------------------------------
upon and inure to the benefit of the parties hereto, the successors and assigns of the Com pany, and the permitted successors, assigns, heirs and personal representatives of the Investor.

          7.4  Headings.  The headings in this Agreement are solely for
               --------
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

          7.5  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.6  Governing Law.  This Agreement has been negotiated and shall be
               -------------
consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

          7.7  Consent to Jurisdiction.  The parties hereto irrevocably consent
               -----------------------
to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 8.2. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint, or other process. Should the party so served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount as demanded in any summons, complaint or other process so served.

          7.8  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable laws, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.9  Transferability.  Neither this Agreement, nor any interest of the
               ---------------
undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law.

          7.10  Entire Agreement.  This Agreement and the exhibits hereto set
                ----------------
forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter and may be modified only by a written instrument duly executed by the party to be charged.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.



                                      LINKON CORPORATION



                                      By:______________________________________
                                        Name:  Thomas V. Cerabona
                                        Title:  Vice President



                                      -----------------------------------------

                                   SCHEDULES



Schedule 3.2    -Outstanding Options, Warrants, Rights, etc.
Schedule 3.3    -Subsidiaries
Schedule 3.6    -Litigation
Schedule 3.7    -Violations; Compliance
Schedule 3.9    -Consents
Schedule 3.12   -Securityholders Voting Rights
Schedule 3.13   -Registration Rights
Schedule 3.14   -Employees
Schedule 3.16   -Liens, etc.
Schedule 3.17   -Environmental Health and Safety
Schedule 3.18   -Material Contracts
Schedule 3.19   -Loan Obligations and Commitments
Schedule 3.21   -Licenses, Patents, Trademarks
Schedule 3.23   -Anti-Dilution Adjustments
Schedule 5.3    -Permitted Existing Indebtedness